Exhibit 99.1

Guidance Software Reports

2016 First Quarter Financial Results

•                 Revenue of $25.8 million and non-GAAP EPS of ($0.08) per share

•                 First quarter 2016 revenue growth on a year-over-year basis

•                 Increased velocity of new products during quarter with release of EnForce™ Risk Manager, EnCase® Forensic v7.12 and EnCase® Endpoint Security v5.12

PASADENA, Calif. – May 5, 2016 – Guidance Software, Inc. (NASDAQ: GUID) today reported financial results for the first quarter ended March 31, 2016.

First quarter 2016 financial highlights, on a generally accepted accounting principles (GAAP) basis include:

•                 Revenue of $25.8 million, compared to $25.0 million in the first quarter of 2015

•                 Net loss of $6.8 million, or ($0.24) per share, compared to a net loss of $3.8 million, or ($0.14) per share, in the first quarter of 2015

On a non-GAAP basis, which excludes share-based compensation, amortization of intangibles, proxy contest and realignment expenses, the Company reported a pre-tax net loss of $2.2 million, or ($0.08) per share, in the first quarter of 2016, compared to non-GAAP pre-tax net loss of $1.6 million, or ($0.06) per share, in the first quarter of 2015.

“We are off to a strong start in 2016,” said Patrick Dennis, Guidance Software’s Chief Executive Officer. “Total revenues of $25.8 million were ahead of consensus expectations for the quarter and higher than Q1 of last year.  In fact, we delivered first quarter year-over-year revenue growth for the first time since 2013. We are especially pleased that nearly 60% of enterprise software revenue came from our forensic security suite in the first quarter, up from approximately 30% a year ago.”

Mr. Dennis continued, “With the settlement of the proxy contest behind us, I look forward to returning all of our energy and resources towards executing our business plan and I remain confident in our ability to achieve year-over-year revenue growth in 2016.”

First Quarter 2016 Highlights and Recent Noteworthy Events

•                 In February, the Company unveiled EnForce™ Risk Manager, the first purpose built product to help security professionals reduce the attack surface area associated with sensitive data (PII, PCI, PHI).

•                 In March, the Company released EnCase® Forensic v7.12, which delivers deeper support for Windows 10, as well as the ability to acquire data from Apple desktops and laptops running the El Capitan operating systems. These enhancements ensure investigators are able to complete comprehensive investigations against today’s most widely adopted system and networks.

•                 In March, the Company also released EnCase® Endpoint Security v5.12, which contains new features and streamlined functionality to improve the efficiency of detecting and responding to cyber threats across a broader range of devices and provides a consistent solution across Mac OS, Windows and Linux systems.

•                 During the quarter, the Company was honored as a Gold and Bronze Winner in the 12th Annual 2016 Info Security PG’s Global Excellence Awards® in Endpoint Security and Security Training and Educational Programs. The Company was also selected as the 2016 SC Awards Winner in Best Computer Forensic Solution Category for the 6th consecutive year. Subsequent to the quarter end, CRN®, a brand of The Channel Company, awarded Guidance Software with a 5-Star rating in the Partner Program Guide and included the Company as a top vendor in the Security 100 list for the Company’s innovative endpoint data products.

2016 Financial Outlook

The Company’s guidance for the year ending December 31, 2016 is as follows:

•                 Revenue is expected to be in the range of $108.0 million to $112.0 million.

•                 Non-GAAP pre-tax loss is expected to be approximately ($0.30) - ($0.36) per share.

Conference Call Information:

The Company will host a conference call today at 2:00 p.m. Pacific time, 5:00 p.m. Eastern time to discuss its first quarter 2016 results.  Participants should call (877) 407-0784 (North America) or (201) 689-8560 (International) at least five minutes prior to the conference call.

A webcast and replay of the call may also be found online through Guidance Software’s Investor Relations website at http://investors.guidancesoftware.com/events.cfm. Registered users may access this content over the Internet, and there is no cost to register.  If you have not already registered, please do so at least 15 minutes prior to the start of the conference call.

An audio-only replay of the call will be available by calling (877) 870-5176, passcode 13635203, available from 8:00 pm Eastern Time, May 5, 2016, through midnight Eastern Time, May 12, 2016.

About Guidance Software:

Guidance (GUID) exists to turn chaos and the unknown into order and the known-so that companies and their customers can go about their daily lives as usual without worry or disruption, knowing their most valuable information is safe and secure. The makers of EnCase®, the gold standard in forensic security, Guidance provides a mission-critical foundation of market-leading applications that offer deep 360-degree visibility across all endpoints, devices and networks, allowing proactive identification and remediation of threats. From retail to financial institutions, our field-tested and court-proven solutions are deployed on an estimated 25 million endpoints at more than 70 of the Fortune 100 and hundreds of agencies worldwide, from beginning to endpoint.

For more information about Guidance Software, please visit guidancesoftware.com, “Like” our Facebook page, follow us on Twitter, or follow our LinkedIn page.

Guidance Software®, EnCase®, EnForce™ and Tableau™ are trademarks owned by Guidance Software and may not be used without prior written permission. All other trademarks and copyrights are the property of their respective owners.

GUID-F

Notes to Unaudited Condensed Consolidated Statements of Operations:

Guidance Software reports its financial results in accordance with generally accepted accounting principles, or GAAP. To supplement this information, we present from time to time non-GAAP gross profit, operating expenses, operating income (loss) and net income (loss), as well as non-GAAP net income (loss) per share. Non-GAAP gross profit consists of GAAP gross profit as reported and adds back one-time realignment expenses and share-based compensation expense booked for GAAP purposes. Non-GAAP operating income (loss) consists of GAAP operating income (loss) as reported and excludes one-time realignment expenses, amortization of intangibles and share-based compensation expense. Non-GAAP net income (loss) consists of GAAP operating income (loss) as reported and excludes one-time realignment expenses, amortization of intangibles, share-based compensation expense and the income tax provision.

We use these non-GAAP financial measures for internal managerial purposes, when publicly providing our business outlook, and to facilitate period-to-period comparisons. We describe limitations specific to each non-GAAP financial measure below. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of the non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP.  We believe that these non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business.  These non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, net income (loss) and net income (loss) per share calculated in accordance with GAAP.

Accordingly, management and the Board of Directors do not consider these excluded items for purposes of evaluating the performance of the business; and they exclude such costs when evaluating the performance of the Company, its business units and its management teams and when making decisions to allocate resources among the Company’s business units.

Realignment Expenses. Realignment expenses represent one-time severance and related employment costs associated with a reduction in headcount. Guidance Software excludes realignment expenses from non-GAAP operating income and non-GAAP net income because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Guidance Software business operations and (ii) such expenses are uncommon and not expected to recur in future periods.

Proxy Contest Expenses. Proxy contests expenses represent one time legal and other consulting expenses related to the proxy contest between Guidance Software and its founder and former charmain, which was settled on April 22, 2016. Guidance Software excludes proxy contest expenses from non-GAAP operating income and non-GAAP net income because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Guidance Software business operations and (ii) such expenses are uncommon and not expected to recur in future periods.

Amortization of Intangibles. Amortization of intangibles is a non-cash expense arising from the acquisition of intangible assets in connection with acquisitions. Guidance Software excludes acquisition-related amortization expense from non-GAAP operating income and non-GAAP net income because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Guidance Software business operations and (ii) such expenses can vary significantly between periods as a result of new acquisitions and full amortization of previously acquired intangible assets. Investors should note that the use of these intangible assets contributed to revenue in the periods presented and will contribute to future revenue generation and the related amortization expense will recur in future periods.

Share-based Compensation Expense. Share-based compensation expense is a non-cash expense arising from the grant of stock awards to employees. Guidance Software excludes share-based compensation expense from non-GAAP operating income and non-GAAP net income because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Guidance Software business operations and (ii) such expenses can vary significantly between periods as a result of the timing of grants of new share-based awards, including grants in connection with acquisitions. Investors should note that share-based compensation is a key incentive offered to employees whose efforts contributed to the operating results in the periods presented and are expected to contribute to operating results in future periods and such expense will recur in future periods.

Forward Looking Statements:

This news release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements in this release involve risks and uncertainties that could cause actual results to differ materially from current expectations. There can be no assurance that demand for Guidance Software’s products will continue at current or greater levels, or that the Company will continue to grow revenues, or be profitable. There are also risks that Guidance Software’s pursuit of providing network security and e-discovery technology might not be successful, or that if successful, it will not materially enhance Guidance Software’s financial performance; that the Company could fail to retain key employees; that changes in customer requirements and other general economic and political uncertainties could impact Guidance Software’s relationship with its customers; and that delays in product development, competitive pressures or technical difficulties could impact timely delivery of next-generation products; and other risks and uncertainties that are described from time to time in Guidance Software’s periodic reports and registration statements filed with the Securities and Exchange Commission. The Company specifically disclaims any responsibility for updating these forward-looking statements.

INVESTOR CONTACT

Rasmus van der Colff

Guidance Software, Inc.

626-768-4607

investorrelations@guidancesoftware.com

Guidance Software, Inc.

Unaudited Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2016	2015
Revenues:
Product revenue	$7,458	$7,054
Services revenue	8,509	8,181
Maintenance revenue	9,832	9,769
Total revenues	25,799	25,004

Cost of revenues:
Cost of product revenue	1,956	1,743
Cost of services revenue	5,635	6,216
Cost of maintenance revenue	606	490
Total cost of revenues	8,197	8,449

Gross profit	17,602	16,555

Operating expenses:
Selling and marketing	10,501	8,944
Research and development	6,242	5,165
General and administrative	6,190	4,555
Depreciation and amortization	1,415	1,641
Total operating expenses	24,348	20,305

Operating loss	(6,746)	(3,750)

Interest income and other, net	7	8

Loss before income taxes	(6,739)	(3,742)

Income tax provision	53	71

Net loss	$(6,792)	$(3,813)

Net loss per share - basic	$(0.24)	$(0.14)
Net loss per share - diluted	$(0.24)	$(0.14)

Shares used in per share calculation - basic	28,580	27,523
Shares used in per share calculation - diluted	28,580	27,523

Supplemental Financial Data

Non-GAAP loss before income taxes excluding amortization of intangibles, proxy contest expense, realignment expense, and share-based compensation expense	$(2,174)	$(1,627)

Non-GAAP loss per share before income taxes excluding amortization of intangibles, proxy contest expense, realignment expense, and share-based compensation expense
Basic	$(0.08)	$(0.06)
Diluted	$(0.08)	$(0.06)

Guidance Software, Inc.

Calculation of Pre-Tax Non-GAAP Income

(unaudited)

(in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2016	2015
Calculation of pre-tax non-GAAP income (loss):

GAAP net loss	$(6,792)	$(3,813)
Add:
Income tax provision	53	71
Amortization of intangibles	387	449
Proxy contest expense	664	-
Realignment expense	2,192	-
Share-based compensation expense (including related payroll taxes paid by the Company)	1,322	1,666

Non-GAAP loss before income taxes excluding amortization of intangibles, proxy contest expense, realignment expense, and share-based compensation expense	$(2,174)	$(1,627)

Non-GAAP loss per share before income taxes excluding amortization of intangibles, proxy contest expense, realignment expense, and share-based compensation expense
Basic	$(0.08)	$(0.06)
Diluted	$(0.08)	$(0.06)

Shares used in per share calculations:
Basic	28,580	27,523
Diluted	28,580	27,523

Detail of Share-based Compensation Expense:
Cost of product revenue	$15	$32
Cost of services revenue	171	288
Cost of maintenance revenue	38	41
Selling and marketing	110	355
Research and development	427	438
General and administrative	561	512
Total share-based compensation expense	$1,322	$1,666

Detail of Realignment Expense:
Cost of services revenue	$454	$-
Selling and marketing	1,317	-
Research and development	351	-
General and administrative	70	-
Total realignment expense	$2,192	$-

Detail of Proxy Contest Expense:
General and administrative	$664	-
Total proxy contest expense	$664	$-

Guidance Software, Inc

Reconciliation of GAAP to Non-GAAP Financial Measures

(Unaudited and in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2016	2015

Gross profit, as reported	$17,602	$16,555
Realignment expense	454	-
Share-based compensation	224	361
Gross profit adjustment	678	361
Total non-GAAP gross profit	$18,280	$16,916

Total operating expenses, as reported	$24,348	$20,305
Amortization of intangibles	(387)	(449)
Realignment expense	(1,738)	-
Proxy contest expense	(664)	-
Share-based compensation	(1,098)	(1,305)
Operating expense adjustment	(3,887)	(1,754)
Total non-GAAP operating expenses	$20,461	$18,551

Operating loss, as reported	$(6,746)	$(3,750)
Gross profit adjustment	678	361
Operating expense adjustment	3,887	1,754
Total non-GAAP operating loss	$(2,181)	$(1,635)

Net loss, as reported	$(6,792)	$(3,813)
Gross profit adjustment	678	361
Operating expense adjustment	3,887	1,754
Income tax provision	53	71
Total non-GAAP net loss	$(2,174)	$(1,627)

Net loss per share-diluted, as reported	$(0.24)	$(0.14)

Non-GAAP net loss per share-diluted	$(0.08)	$(0.06)

Guidance Software, Inc.

Unaudited Condensed Consolidated Balance Sheets

(in thousands)

	March 31,	December 31,
	2016	2015
ASSETS
Current assets:
Cash and cash equivalents	$20,420	$18,967
Trade receivables, net	14,596	21,434
Inventory	2,557	2,543
Prepaid expenses and other current assets	4,949	3,335
Total current assets	42,522	46,279

Long-term assets:
Property and equipment, net	13,388	13,513
Intangible assets, net	5,770	6,157
Goodwill	14,632	14,632
Other assets	2,746	1,709
Total long-term assets	36,536	36,011

Total assets	$79,058	$82,290

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,625	$3,335
Accrued liabilities	9,935	9,884
Deferred revenues	43,529	41,553
Total current liabilities	57,089	54,772

Long-term liabilities:
Deferred rent and other long-term liabilities	7,422	7,527
Deferred revenues	8,245	8,242
Deferred tax liabilities	533	511
Total long-term liabilities	16,200	16,280

Stockholders’ equity:
Common stock	26	25
Additional paid-in capital	120,036	118,714
Treasury stock	(11,479)	(11,479)
Accumulated deficit	(102,814)	(96,022)
Total stockholders’ equity	5,769	11,238

Total liabilities and stockholders’ equity	$79,058	$82,290

Guidance Software, Inc

Unaudited Cash Flow Summary

(in thousands)

	Three Months Ended
	March 31,
	2016	2015
Operating Activities:
Net loss	$(6,792)	$(3,813)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation & amortization	1,415	1,641
Share-based compensation	1,322	1,666
Deferred taxes	22	23
Loss on disposal of assets	14	12
Changes in operating assets and liabilities:
Restricted cash	-	153
Trade receivables	6,838	3,306
Inventory	(14)	134
Prepaid expenses and other assets	(2,651)	213
Accounts payable	170	(2,913)
Accrued liabilities	(25)	1,409
Deferred revenues	1,979	3,954
Net cash provided by operating activities	2,278	5,785

Investing Activities:
Purchase of property and equipment	(806)	(452)
Net cash used in investing activities	(806)	(452)

Financing Activities:
Proceeds from the exercise of stock options	-	764
Principal payments on capital lease and other obligations	(19)	(22)
Net cash (used in) provided by financing activities	(19)	742

Net increase in cash and cash equivalents	1,453	6,075

Cash and cash equivalents, beginning of period	18,967	18,355

Cash and cash equivalents, end of period	$20,420	$24,430